SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2007


                             LITTLEFIELD CORPORATION
                             -----------------------
             (exact name of registrant as specified in its charter)


           Delaware                   0-24805                74-2723809
           --------                   -------                ----------
 (State or other jurisdiction       (Commission             (I.R.S. Employer
       of incorporation)            File Number)          Identification Number)



  2501 North Lamar Blvd., Austin, Texas                          78705
  ------------------------------------------------              --------
  (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (512) 476-5141

                                       NA
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. - Results of Operations and Financial Condition
----------------------------------------------------------

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On April 25, 2007, Littlefield Corporation issued a news release titled "Littlefield Corporation Announces Q1 2007 Results; Twelfth Consecutive Quarter of Growth" A copy of that press release is attached as exhibit 99.1 to this report.


Item 9.01. Financial Statements and Exhibits
--------------------------------------------

     (c)  Exhibits.

          Exhibit  No.
          ------------
             99.1         News Release dated April 25, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2007

                                                Littlefield Corporation

                                           By:  /s/ Rich Chilinski
                                                --------------------------------
                                                Name:  Rich Chilinski
                                                Title: Chief Financial Officer